SUMMARY OF GENERAL INFORMATION

--------------------------------------------------------------------------------

THE FUND

The Central European Equity Fund is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks capital appreciation primarily through investment in Central and Eastern European equities. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING INEUROPEAN EQUITIES MANAGED BY THEDEUTSCHE BANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 35% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies including the NEUER MARKT, and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central European Equity Fund--investing primarily in Central and Eastern European companies.

Please consult your broker for advice on any of the above or call 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

02-1340


                                [GRAPHIC OMITTED]
                                      LOGO

                              THE CENTRAL EUROPEAN
                                EQUITY FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2002

                                [GRAPHIC OMITTED]
                                      LOGO

                              THE CENTRAL EUROPEAN
                                EQUITY FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------
                                                                    May 22, 2002
Dear Shareholder,

     We are pleased to report that for the first half of its fiscal year ended April 30, 2002, the Central European Equity Fund's net asset value per share rose 25.7% in US dollar terms, while its share price increased even stronger, rising 36.4%. The Fund's benchmark, the CECE Index rose 23.1% during the same period. Although all sectors from the Fund's portfolio performed well, banking and energy stocks were the star performers. As a group, the Fund's bank and energy stocks rose over 60% and 47%, respectively. Central European banks performed very well, reporting strong earnings growth and benefiting from an expanding mortgage loan market. Furthermore, the banks are capturing the higher end of the fast growing, and highly profitable retail market. In addition, energy stocks continue to perform well due to higher margins from higher oil prices and improved technology that enables oil companies to extract oil more cheaply. Country allocation also had a positive impact, especially the Fund's overweight in Russia. During the six-month period, the Russian equity market rose over 89% in local terms.

     The outlook for the emerging countries in Europe remains positive as the EU accession process continues to anchor these nations. Neither the global economic slowdown nor the Argentine crisis has had much impact on the region's economies. The Czech Republic, Hungary and Poland remain on track for closing all accession negotiations chapters by the end of this year. Hungary continues to provide the best fundamentals in the region. Economic growth is expected to rise 4.0% this year and inflation has declined significantly. Also, in recent government elections, Hungarians voted into power a pro-business party that plans to remove price caps on electricity, natural gas and pharmaceutical products, abolish capital gains tax and speed up the EU membership process. The Hungarian market is currently priced at 11.8 times 2002 earnings with average earnings growth expected to be 72% this year. In Poland, inflation fell to a new post-Communist low of 3.0% from 3.3% in March. This leaves real interest rates at 6.5%, an unusually high level. As a result, we expect more interest rate cuts over the summer. Further rate cuts and continuous cash inflows from pension payments should support the equity market this year. In the Czech Republic, the koruna has strengthened over 9% in the past six months as the country is receiving larger amounts of foreign direct investment. In the past year, the Czech Republic has adopted more investment-friendly policies, and has seen its equity market appreciate more than 40% since last September.

     We believe the Central European Equity Fund continues to be an attractive investment opportunity. Economic growth outpaces other European markets while valuations remain inexpensive. The Fund continued its buyback program during the first six months, buying 139,700 shares. The Fund's discount to net asset value averaged 17.3% during the first half of the fiscal year, compared with 23.0% for the same period last year. At the time of this writing, the discount to net asset value had declined to 13.8%.

                              Sincerely,

/s/ Christian Strenger        /s/ Richard T. Hale
    Christian Strenger            Richard T. Hale
    Chairman                      President

 FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS,
       PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS,
                          PLEASE VISIT WWW.CEEFUND.COM

FUND HISTORY AS OF APRIL 30, 2002
--------------------------------------------------------------------------------

STATISTICS:

Net Assets ....................................................... $136,809,225
Shares Outstanding ...............................................    8,000,363
NAV Per Share ....................................................       $17.10



DIVIDEND AND CAPITALGAIN DISTRIBUTIONS:

 RECORD                            ORDINARY           LT CAPITAL
  DATE                              INCOME               GAINS           TOTAL
 ------                            --------           ----------         -----
11/19/01 .........................   $0.23                  --           $0.23
11/16/98 .........................   $0.14                  --           $0.14
9/1/98 ...........................   $0.01               $0.01           $0.02
11/17/97 .........................   $1.54               $5.01           $6.55
9/3/97 ...........................     --                $0.02           $0.02
12/19/96 .........................   $0.11               $1.79           $1.90



TOTAL RETURNS:

                                             FOR THE SIX                   FOR THE YEARS ENDED OCTOBER 31,
                                            MONTHS ENDED     ---------------------------------------------------------
                                           APRIL 30, 2002      2001        2000         1999         1998        1997
                                           --------------    --------     -------     --------     -------      ------
Net Asset Value .............................   25.65%       (14.31)%       .94%        2.48%      (26.09)%     22.41%
Market Value ................................   36.38%        (7.79)%     (5.00)%      (3.29)%     (22.89)%     28.93%
Benchmark ...................................   23.12%(1)    (20.40)%(2)   2.05%(3)    19.31%(3)   (24.68)%(3)  22.70%(4)

------------
(1) Represents the CECE Index.
(2) Represents the customized MSCI Index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The Fund changed its benchmark from the customized MSCI Index to the CECE Index on January 1, 2001.
(3) Represents the MSCI Index.
(4) Represents the DAX Index.



OTHER INFORMATION:

NYSE Ticker Symbol .................................................    CEE
NASDAQ Symbol ......................................................  XCEEX
Dividend Reinvestment Plan .........................................    Yes
Voluntary Cash Purchase Program ....................................    Yes
Annual Expense Ratio ...............................................  1.57%

10 LARGEST EQUITY HOLDINGS AS OF APRIL 30, 2002
--------------------------------------------------------------------------------
                                                    % of
                                                  Portfolio
                                                  ---------
 1. OTP Bank                                        11.9
 2. Bank Pekao                                       7.9
 3. Mol Magyar Olaj-ES Gazipari                      7.5
 4. Telekomunikace Polska                            7.4
 5. Yukos                                            6.8


                                                    % of
                                                  Portfolio
                                                  ---------
 6. Komercni Banka                                   6.6
 7. Polski Koncern Naftowy                           5.1
 8. Matav                                            5.0
 9. Gedeon Richter                                   4.2
10. Cesky Telecom                                    3.5


                                [GRAPHIC OMITTED]
                                       MAP

                % of
Country      Portfolio
-------      ---------
Poland          36.9
Hungary         31.7
Russia          18.5
Czech
 Republic       12.1
Austria          0.8
Total          100.0%

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

     QUESTION: Why have the equity markets of Central Europe been performing so well this year?

     ANSWER: During the six-month period ending April 30, 2002, Hungary's equity market rose 28.1%, Poland rose 6.9%, the Czech Republic rose 20.0%, and Russia rose 89.2%, all in local terms. These returns are significantly better than the returns in the US and Western Europe. Investors are just beginning to realize the strong growth potential this region offers over the next few years. Economic growth for the region is expected to average 3.2% this year and 4.2% next year. There are essentially two main growth drivers. First, the region has been receiving large amounts of foreign direct investment. Central Europe is very attractive to companies seeking to expand into untapped markets and to those looking to take advantage of relatively cheap labor. Second, interest rates have been gradually converging to the levels of Western Europe. Lower interest rates make investment projects more attractive and stimulate economic activity. Also, anchoring their economic future to developed Europe significantly lowers the risk of investing in this region. The Lehman Brothers Eurasia Group Stability index (Legsi) releases on a monthly basis an index of 20 indicators measuring a country's capacity to withstand shocks and crises. The highest rated emerging market is Hungary, with Poland in third place. At the bottom of the ranking are the countries of South America and Asia. Another interesting fact is that Austria, the traditional gateway to Eastern Europe going back to the days of the Austro-Hungarian empire, has strongly outperformed its fellow EU members in terms of its equity market this year. By the end of May, the Austrian equity market has risen almost 16%, by far the best performer in the EU. Stock markets in France and Germany have fallen over 7%, and the UK has fallen 3.6% in local terms. One of the reasons for the divergence of the Austrian equity market is the strong economic link between Austria and Eastern Europe. There are more flights to Eastern Europe from Vienna than from any other airport in the world. The best performing companies in Austria this year have been those which have been expanding aggressively into Central and Eastern Europe to take advantage of the strong growth potential the region offers.

     QUESTION: You have been discussing the "Convergence" theme for some time now. Specifically, what are the results of the drive towards EU membership?

     ANSWER: The economic achievements of many of the Central and Eastern European countries have been remarkable. Inflation is a good example. In Poland, inflation was 10.6% in 1999. Last year it was 7.3%, and we expect it to fall to 4.3% next year. Hungary's inflation is only 1.4% this year. These are extremely low figures for emerging markets. In terms of fiscal balance, budget deficits are already close to the 3% deficit level the EU has set in place for their own economies: 4.0% in the Czech Republic, 3.5% in Hungary, and 2.7% in Poland. In terms of interest rates, the convergence effect has also been remarkable. In 1998, Hungary's interest rate on 10 year government bonds was 14% above comparable German bonds. Poland's interest rates were 12% higher and in the Czech Republic, interest rates were 8% higher. One year ago, they were on average 4.4% higher. Today, however, Hungary is 1.8% higher, the Czech Republic is 1.6% higher and Poland is only 1% higher than German's 10 year bonds. Economically these are excellent achievements and should provide increased confidence to investors.

     QUESTION: How are Poland and Hungary's membership negotiations with the European Union progressing?

     ANSWER: The EU membership negotiations are making good progress. There are 30 "chapters" that must be completed in order to become a member of the EU. They cover a wide range of topics covering areas such as the free movement of goods and people, legal issues, agriculture, taxation, environment and many more issues. Out of the 30 chapters, Hungary and the Czech Republic each has completed 24, Poland has completed 20. These three countries as well as a few smaller countries are slated to join together by the end of 2004. The accession negotiations are a strong anchor for the candidate countries' economic and structural policies. Foreign investors are increasingly realizing this, as fund flows (representing direct investment and portfolio investments) have reached record levels in Poland, Hungary and the Czech Republic. As economic ties with the EU are intensifying, the candidate countries for EU accession benefit the most from an economic upswing in the EU. It is our belief that these countries should be able to realize even higher growth rates than the EU itself if they continue to implement further structural reforms. It is this higher growth potential that makes these countries very attractive to invest in.

HANSPETER ACKERMANN, Chief Investment Officer of the Central European Equity
Fund

ECONOMIC OUTLOOK FOR THE CENTRAL EUROPEAN ECONOMIES
--------------------------------------------------------------------------------

POLAND

     There is little doubt that the excessive tightening by the Polish Central Bank was the main factor in reducing Poland's economic growth from the 4-5% range of recent years to 1.1% last year. Fortunately, the Central Bank has taken steps to reverse the tight monetary policy. Since December 2000, the official interest rate has been cut by 900 basis points. However, in our view, interest rates are still too high, and with real interest rates (interest rates minus inflation) of +6.0%, we believe the Polish Central Bank will continue to aggressively ease interest rates this year. For comparison, the real official interest rate in the US is currently -0.3%. More importantly, the Polish economy is showing definite signs of bottoming out during the fourth quarter of last year. Industrial production and new orders have picked up. In addition, the leading economic indicators rose in the first two months of this year. Deutsche Bank forecasts that Poland's economy will grow 2.0% this year, almost twice last year's level, and to double that rate in 2003 to 4.0%. To return the economy to the high growth rates it enjoyed for most of the past 5 years, the Polish government recently approved the 4-year "Belka Plan". Its goals include: returning to 5% GDP growth within two years, and 5.5-6% thereafter; increase employment; the reform of public finances, and the efficient absorption of financial air from the EU. To achieve these goals, the program envisions a $45 billion investment in infrastructure, incentive for housing construction, easing labor codes and reducing bureaucratic obstacles to businesses. The program was strongly welcomed by Poland's business community.

HUNGARY

     Hungary has become the most dynamic and economically, the best-performing country in Central and Eastern Europe. Its economy is expected to grow 4.0% in 2002, the highest in all of emerging Europe, including Russia. Moreover, it ranks high overall in the world in terms of innovation and development of knowledge-intensive industries, productivity growth and spending on information technology. Economic growth in 2003 is expected to rise to 4.5%, more than twice the global average of 2.2%. The main driving force of growth during the year was strong domestic demand and construction. Private consumption benefited from wage hikes in the public sector and large-scale public investment projects. Many of these large public projects are being funded by the substantial amounts of foreign capital that Hungary has attracted due to its high growth potential.

RUSSIA

     The strong performance of the Russian economy during the past two years has been impressive considering the global economic slowdown. This strong expansion was due to the strength of oil prices and the devaluation of the rouble after the 1998 financial crises. These two factors were also responsible for the buildup of large current account and budget surpluses. Russia's improvement in its macroeconomic performance was also due to progress in structural reforms, including a major tax reform, as well as greater stability under President Putin. 2002 looks to be another strong year for Russia. Annual growth in industrial output rose from 3.7% in March to 4.4% in April, while retail spending picked up from 9.0% to 9.6%. Household income is looking very healthy with real income up 12.6% in April while unemployment fell to 8.3% in April from 8.6% the previous month. For 2002, we project GDP growth of 4.2%.

CZECH REPUBLIC

     The Czech Republic was one of the very few countries that actually had higher economic growth in 2001 compared to the previous year. The Czech economy is expected to grow 3.2% this year, and 3.8% in 2003. The economic recovery in the Czech Republic has continued to improve on the back of steady export growth. Inflation has remained very stable at 3.5%, partially due to a strong currency. The Central Bank reduced interest rates by 1% this year to 4.25%, the lowest levels on record. An easier monetary policy together with an expanding fiscal policy ahead of upcoming parliamentary elections is likely to ensure strong economic growth over the next two years.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

     The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years and the six months ended April 30, 2002 are as follows:

                                                                                                              Six months
                                                                                                                 ended
Fiscal year                           1997            1998           1999           2000           2001         4/30/02
                                     -------        ---------      ---------      ---------       -------     ----------
Shares repurchased                   722,257        2,680,954      1,270,800      1,106,500       686,975       139,700
Shares issued for
   dividend reinvestment             592,008        2,082,693         66,019         --             --           96,643


VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------
     The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee.

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------
     The Fund collects nonpublic personal information about its customers (stockholders) with respect to their transactions in shares of the Fund but only for those stockholders whose shares are registered in their names. We do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street name" such as brokers or banks.

     We  do  not  disclose  any  nonpublic   personal   information   about  our
stockholders or former stockholders to anyone, except as permitted by law.

     We restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our stockholders' nonpublic personal information.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS--APRIL 30, 2002 (unaudited)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
   ------               -----------              -----

INVESTMENTS IN POLISH
    COMMON STOCKS--34.8%
            BANKS--9.8%
   31,500   Bank Pekao ..................... $     867,595
   38,000   Bank Pekao (ADR)+ ..............     1,046,900
  300,000   Bank Pekao (GDR) ...............     8,265,000
   31,231   Bank Rozwoju Eksportu ..........       946,204
  125,166   Bank Zachodni WBK ..............     2,272,156
                                             -------------
                                                13,397,855
                                             -------------
            COMPUTER & PERIPHERALS--2.6%
  115,401   Computerland* ..................     3,539,642
                                             -------------
            CONSTRUCTION & ENGINEERING--2.4%
  343,410   Budimex* .......................     2,820,334
  416,993   Mostostal Zabrze* ..............       438,522
                                             -------------
                                                 3,258,856
                                             -------------
            DIVERSIFIED TELECOMMUNICATION SERVICES--6.9%
   98,241   Telekomunikacja Polska* ........       329,618
2,615,000   Telekomunikacja Polska (ADR)*+ .     8,812,550
  105,000   Telekomunikacja Polska (GDR)* ..       353,850
                                             -------------
                                                 9,496,018
                                             -------------
            HOTEL RESTAURANTS & LEISURE--0.2%
   42,423   Orbis ..........................       258,120
                                             -------------
            MEDIA--2.3%
    6,315   Agora* .........................        98,034
   10,000   Agora (GDR)* ...................       155,000
  165,000   Agora (GDR)*+ ..................     2,557,500
   33,464   Art Marketing Syndicate* .......       382,920
                                             -------------
                                                 3,193,454
                                             -------------
            METAL & MINING--2.5%
  708,081   KGHM Polska Miedz ..............     2,295,971
   40,000   KGHM Polska Miedz (GDR) ........       270,000
  115,000   KGHM Polska Miedz (GDR)+ .......       776,250
                                             -------------
                                                 3,342,221
                                             -------------

   SHARES               DESCRIPTION              VALUE
   ------               -----------              -----

            OIL & GAS--4.8%
  720,000   Polski Koncern Naftowy (GDR)+ .. $   6,595,200
                                             -------------
            SOFTWARE--3.3%
   48,277   Prokom Software* ...............     1,746,714
  122,000   Prokom Software (GDR)* .........     2,165,500
   20,000   Softbank* ......................       119,685
   78,442   Softbank (GDR)* ................       469,419
                                             -------------
                                                 4,501,318
                                             -------------
            Total Investments in Polish
              Common Stocks
              (cost $47,854,168) ...........    47,582,684
                                             -------------

INVESTMENTS IN HUNGARIAN
    COMMON STOCKS--29.9%
            AUTOMOBILES--0.8%
  173,168   Raba ...........................     1,073,222
                                             -------------
            BANKS--11.2%
  570,000   OTP Bank* ......................     5,066,244
  580,000   OTP Bank (GDR)* ................    10,248,600
                                             -------------
                                                15,314,844
                                             -------------
            CHEMICALS--0.1%
   23,979   Pannonplast ....................       226,032
                                             -------------
            DIVERSIFIED TELECOMMUNICATION
              SERVICES--4.7%
  338,000   Matav (ADR) ....................     6,388,200
                                             -------------
            OIL & GAS--7.1%
  466,000   Mol Magyar Olaj-ES
              Gazipari (GDR) ...............     9,669,500
                                             -------------
            PHARMACEUTICALS--6.0%
   49,713   Egis ...........................     2,803,344
   29,918   Gedeon Richter .................     1,906,931
   55,000   Gedeon Richter (GDR) ...........     3,511,750
                                             -------------
                                                 8,222,025
                                             -------------
            Total Investments in
              Hungarian Common Stocks
              (cost $28,640,542) ...........    40,893,823
                                             -------------


-------------
* Non-income producing security.
+ 144A -- Restricted to resale to institutional investors only.
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
SCHEDULE OF INVESTMENTS -- APRIL 30, 2002 (unaudited) (continued)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
   ------               -----------              -----

INVESTMENTS IN RUSSIAN
    SECURITIES--17.4%
            INVESTMENT FUND--0.9%
            DIVERSIFIED FINANCIAL--0.9%
   50,000   Fleming Russia Securities Fund*
              (cost $937,500) .............. $   1,125,000
                                             -------------
            COMMON STOCKS--16.1%
            ELECTRIC UTILITIES--1.1%
  105,000   Unified Energy Systems (GDR) ...     1,558,200
                                             -------------
            METAL & MINING--1.4%
   80,000   JSC MMC Norilsk Nickel (ADR)* ..     1,896,000
                                             -------------
            OIL & GAS--11.5%
   27,500   Lukoil (ADR) ...................     1,981,650
  194,500   Surgutneftegaz (ADR) ...........     3,738,508
   71,000   Tatneft (ADR) ..................     1,142,390
   60,000   Yukos (ADR) ....................     8,820,000
                                             -------------
                                                15,682,548
                                             -------------
            WIRELESS TELECOMMUNICATION SERVICES--2.2%
   48,500   Mobile Telesystems (ADR) .......     1,520,475
   60,000   Vimpel Communications (ADR)* ...     1,422,000
                                             -------------
                                                 2,942,475
                                             -------------
            Total Common Stocks
              (cost $16,606,217) ...........    22,079,223
                                             -------------
            PREFERRED STOCK--0.4%
            ELECTRIC UTILITIES--0.4%
   50,000   Unified Energy Systems (ADR)
              (cost $655,809) ..............       630,000
                                             -------------
            Total Investments in
              Russian Securities
              (cost $18,199,526) ...........    23,834,223
                                             -------------

INVESTMENTS IN CZECH REPUBLIC
    COMMON STOCKS--11.4%
            BANKS--6.2%
   86,000   Komercni Banka* ................     4,422,350
  234,996   Komercni Banka (GDR)* ..........     4,030,181
                                             -------------
                                                 8,452,531
                                             -------------

   SHARES               DESCRIPTION              VALUE
   ------               -----------              -----

            CHEMICALS--0.6%
  920,000   Unipetrol* ..................... $     797,523
                                             -------------
            DIVERSIFIED
              TELECOMMUNICATION SERVICES--3.2%
  381,000   Cesky Telecom ..................     3,639,806
   85,000   Cesky Telecom (GDR) ............       816,000
                                             -------------
                                                 4,455,806
                                             -------------
            INDUSTRIAL
              CONGLOMERATES--0.6%
  325,000   Ceske Energeticke Zavody .......       786,267
                                             -------------
            MEDIA--0.8%
  101,730   Ceske Radiokomunikace (GDR) ....     1,174,982
                                             -------------
            Total Investments in Czech
              Republic Common Stocks
              (cost $12,481,512) ...........    15,667,109
                                             -------------

INVESTMENT IN AUSTRIAN
    COMMON STOCK--0.8%
            IT CONSULTING
              & SERVICES--0.8%
  104,840   S & T System Integration
              & Technology*
              (cost $1,660,883) ............     1,064,336
                                             -------------
            Total Investments--94.3%
              (cost $108,836,631) ..........   129,042,175
            Cash and other assets in
              excess of liabilities--5.7% ..     7,767,050
                                             -------------
            NET ASSETS--100.0% ............. $ 136,809,225
                                             =============



-----------
* Non-income producing security.
  ADR -- American Depository Receipt
  GDR -- Global Depository Receipt

See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2002 (unaudited)
--------------------------------------------------------------------------------


ASSETS
Investments, at value (cost $108,836,631) ....................................   $ 129,042,175
Cash and foreign currency (cost $5,232,074) ..................................       5,297,007
Receivable for securities sold ...............................................       3,798,788
Dividend receivable ..........................................................         282,965
Foreign withholding tax refund receivable ....................................          71,298
Other assets .................................................................          20,637
                                                                                 -------------
   Total assets ..............................................................     138,512,870
                                                                                 -------------
LIABILITIES
Payable for securities purchased .............................................       1,476,379
Management fee payable .......................................................          68,248
Investment advisory fee payable ..............................................          35,517
Payable for Directors' fees and expenses .....................................          37,000
Accrued expenses and accounts payable ........................................          86,501
                                                                                 -------------
   Total liabilities .........................................................       1,703,645
                                                                                 -------------
NET ASSETS ...................................................................   $ 136,809,225
                                                                                 =============
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ....................   $ 226,183,034
Cost of 5,505,612 shares held in treasury ....................................     (81,197,264)
Accumulated net investment loss ..............................................        (347,800)
Accumulated net realized loss on investments and foreign currency transactions     (28,102,530)
Net unrealized appreciation of investments and foreign currency ..............      20,273,785
                                                                                 -------------
Net assets ...................................................................   $ 136,809,225
                                                                                 =============

Net asset  value  per share ($136,809,225 (DIVIDE) 8,000,363 shares of common
   stock issued and outstanding) .............................................          $17.10
                                                                                        ======


See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTOFOPERATIONS
APRIL 30, 2002 (unaudited)
--------------------------------------------------------------------------------

                                                                        FOR THE
                                                                    SIX MONTHS ENDED
                                                                     APRIL 30, 2002
                                                                    ----------------
NET INVESTMENTLOSS
Investment income
   Dividends (net of foreign withholding taxes of $95,213) .........   $    561,330
   Interest ........................................................         18,837
   Securities lending, net .........................................          3,916
                                                                       ------------
Total investment income ............................................        584,083
                                                                       ------------
Expenses
   Management fee ..................................................        385,056
   Investment advisory fee .........................................        202,148
   Custodian and Transfer Agent's fees and expenses ................        123,500
   Directors' fees and expenses ....................................         75,387
   Reports to shareholders .........................................         46,121
   Legal fee .......................................................         32,732
   Audit fee .......................................................         27,500
   NYSE listing fee ................................................         17,500
   Miscellaneous ...................................................         25,915
                                                                       ------------
   Total expenses before custody credits* ..........................        935,859
   Less: custody credits ...........................................         (3,976)
                                                                       ------------
   Net expenses ....................................................        931,883
                                                                       ------------
Net investment loss ................................................       (347,800)
                                                                       ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized loss on:
   Investments .....................................................     (6,782,842)
   Foreign currency transactions ...................................       (210,658)
Net change in unrealized appreciation/depreciation on:
   Investments .....................................................     35,284,792
   Translation of other assets and liabilities from foreign currency        137,673
                                                                       ------------
Net gain on investments and foreign currency transactions ..........     28,428,965
                                                                       ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............   $ 28,081,165
                                                                       ============

----------
* The custody credits are attributable to interest earned on U.S. cash balances.


See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                        FOR THE            FOR THE
                                                                                   SIX MONTHS ENDED      YEAR ENDED
                                                                                    APRIL 30, 2002    OCTOBER 31, 2001
                                                                                   ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ..................................................   $    (347,800)   $     773,235
   Net realized gain (loss) on:
     Investments .................................................................      (6,782,842)     (14,945,432)
     Foreign currency transactions ...............................................        (210,658)       1,047,369
   Net change in unrealized appreciation/depreciation on:
     Investments .................................................................      35,284,792       (7,974,526)
     Translation of other assets and liabilities from foreign currency ...........         137,673          (54,038)
                                                                                     -------------    -------------
   Net increase (decrease) in net assets resulting from operations ...............      28,081,165      (21,153,392)
                                                                                     -------------    -------------
Distributions to shareholders from:
   Net investment income .........................................................        (773,235)            --
   Net realized foreign currency gains ...........................................      (1,075,073)            --
                                                                                     -------------    -------------
   Total distributions to shareholders (a) .......................................      (1,848,308)            --
                                                                                     -------------    -------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (96,643 and 0 shares, respectively)       1,107,536             --
   Cost of shares repurchased (139,700 and 686,975 shares, respectively) .........      (1,744,481)      (8,556,770)
                                                                                     -------------    -------------
   Net decrease in net assets from capital share transactions ....................        (636,945)      (8,556,770)
                                                                                     -------------    -------------
Total increase (decrease) in net assets ..........................................      25,595,912      (29,710,162)

NET ASSETS
Beginning of period ..............................................................     111,213,313      140,923,475
                                                                                     -------------    -------------
Endof  period  (including  accumulated  net  investment  loss  of $347,800 and undistributed net investment income of $773,235 as of April 30, 2002
   and October 31, 2001, respectively) ...........................................   $ 136,809,225    $ 111,213,313
                                                                                     =============    =============

----------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary income.


See Notes to Financial Statements.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (unaudited)
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central European Equity Fund, Inc. (formerly The Future Germany Fund, Inc. or the "Fund") commenced investment operations on March 6, 1990 as a non-diversified, closed-end management investment company incorporated in Maryland. Pursuant to shareholder approvals, on June 29, 1995, the Fund changed its name and investment objective to allow investment in Central European countries, and on June 20, 1997, the Fund changed its investment policies to permit increased flexibility in the geographic distribution of the Fund's investments.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

During the six months ended April 30, 2002, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net realized gain on investments
  and foreign currency transactions ............ $ 27,704
Paid-in capital ................................  (27,704)

THE CENTRAL EUROPEAN EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS--APRIL 30, 2002 (unaudited) (continued)
--------------------------------------------------------------------------------

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the six months ended April 30, 2002, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $11,910 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term investments, for the six months ended April 30, 2002 were $25,646,656 and $30,046,259, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2001 of approximately $21 million, of which $6 million and $15 million will expire in 2006 and 2009, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. PORTFOLIO SECURITIES LOANED
No securities were on loan at April 30, 2002. For the six months ended April 30, 2002, the Fund earned $3,916 as securities lending fees, net of rebates and agency fees.

NOTE 6. CAPITAL
During the six months ended April 30, 2002 and the year ended October 31, 2001, the Fund purchased 139,700 and 686,975 of its shares of common stock on the open market at a total cost of $1,744,481 and $8,556,770, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 17.1% and 22.2%, respectively. These shares are held in treasury.

THE CENTRAL EUROPEAN EQUITY FUND, INC.
FINANCIALHIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                              FOR THE SIX
                                              MONTHS ENDED                 FOR THE YEARS ENDED OCTOBER 31,
                                                APRIL 30,    -------------------------------------------------------------
                                                  2002        2001          2000         1999         1998          1997
                                                 -------     -------      -------       -------      -------       -------
Beginning of period                              $ 13.83     $ 16.14      $ 15.99       $ 15.74      $ 28.00       $ 24.56
Per share operating performance:
Net asset value:
                                                 -------     -------      -------       -------      -------       -------
Net investment income (loss)                        (.04)        .10         (.09)         (.08)         .13           .09
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions    3.53       (2.70)        (.38)          .09        (6.18)         5.26
                                                 -------     -------      -------       -------      -------       -------
Increase (decrease) from investment operations      3.49       (2.60)        (.47)          .01        (6.05)         5.35
                                                 -------     -------      -------       -------      -------       -------
Increase resulting from share repurchases            .04         .29          .62           .40          .82           .28
                                                 -------     -------      -------       -------      -------       -------
Distributions from net investment income            (.10)         --           --          (.13)        (.01)         (.11)
Distributions from net realized
   foreign currency gains                           (.13)         --           --          (.01)          --            --
Distributions from net realized
   short-term capital gains                           --          --           --            --        (1.54)           --
Distributions from net realized
   long-term capital gains                            --          --           --            --        (5.02)        (1.81)
                                                 -------     -------      -------       -------      -------       -------
Total distributions+                                (.23)         --           --          (.14)       (6.57)        (1.92)
                                                 -------     -------      -------       -------      -------       -------
Dilution in NAV from dividend reinvestment          (.03)         --           --          (.02)        (.46)         (.27)
                                                 -------     -------      -------       -------      -------       -------
Net asset value:
   End of period                                 $ 17.10     $ 13.83      $ 16.14       $ 15.99      $ 15.74       $ 28.00
                                                 =======     =======      =======       =======      =======       =======
Market value:
   End of period                                 $ 14.64     $ 10.95     $ 11.875       $ 12.50    $ 13.0625      $ 23.125
Total investment return for the period:++
   Based upon market value                         36.38%      (7.79)%      (5.00)%       (3.29)%     (22.89)%       28.93%
   Based upon net asset value                      25.65%     (14.31)%        .94%         2.48%      (26.09)%       22.41%
Ratio to average net assets:
   Total expenses before custody credits*           1.57%**     1.66%        1.37%         1.44%        1.20%         1.10%
   Net investment income (loss)                     (.37)%**     .63%        (.44)%        (.44)%        .56%          .32%
Portfolio turnover                                 21.70%      57.83%       59.17%        60.35%       97.48%        68.20%
Net assets at end of period (000's omitted)     $136,809    $111,213     $140,923      $157,265     $173,825      $325,972

---------
  + For U.S. tax purposes, total distributions
      consisted of:
       Ordinary income                             $0.23          --           --         $0.14        $1.55         $0.11
       Long term capital gains                        --          --           --            --         5.02          1.81
                                                   -----       -----        -----         -----        -----         -----
                                                   $0.23          --           --         $0.14        $6.57         $1.92
                                                   -----       -----        -----         -----        -----         -----

++ Total investment return is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

* The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets would have been 1.56%, 1.62%, 1.35%, 1.43%, 1.17% and 1.10% for 2002,
   2001, 2000, 1999, 1998 and 1997, respectively.
** Annualized.

See Notes to Financial Statements.

EXECUTIVE OFFICES
31 WEST 52ND STREET, NEW YORK, NY 10019

(FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL
1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

MANAGER
DEUTSCHE BANK SECURITIES INC.

INVESTMENT ADVISER
DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

CUSTODIAN AND TRANSFER AGENT
INVESTORS BANK & TRUST COMPANY

LEGAL COUNSEL
SULLIVAN & CROMWELL

DIRECTORS AND OFFICERS
CHRISTIAN STRENGER
CHAIRMAN AND DIRECTOR

DETLEF BIERBAUM
DIRECTOR

JOHN A. BULT
DIRECTOR

RICHARD R.BURT
DIRECTOR

EDWARD C. SCHMULTS
DIRECTOR

DR. JUERGEN F. STRUBE
DIRECTOR

ROBERT H. WADSWORTH
DIRECTOR

WERNER WALBROEL
DIRECTOR

OTTO WOLFF von AMERONGEN
DIRECTOR

RICHARD T. HALE
PRESIDENT AND CHIEF EXECUTIVE OFFICER

HANSPETER ACKERMANN
CHIEF INVESTMENT OFFICER

ROBERT R. GAMBEE
CHIEF OPERATING OFFICER AND SECRETARY

JOSEPH M. CHEUNG
CHIEF FINANCIAL OFFICER AND TREASURER

---------
All investment management decisions are made by a committee of United States and German advisors.



                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available on the Fund's website or by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                                  P.O. Box 9130
                                Boston, MA 02117
                               Tel. 1-800-437-6269


This report, including the financial statements herein, is transmitted to the shareholders of The Central European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

                                [GRAPHIC OMITTED]
                                       CEE
                                     LISTED
                                      NYSE

                 COPIES OF THIS REPORT AND OTHER INFORMATION ARE
                          AVAILABLE AT:WWW.CEEFUND.COM